UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant To Section 14(C)
                     Of The Securities Exchange Act Of 1934

                           Check the appropriate box:

                      [ ] Preliminary Information Statement

                [ ] Confidential, for Use of the Commission Only

    [X] Definitive Information Statement (as permitted by Rule 14c-5(d)(2)).

                                AUTEO MEDIA, INC.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)     and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              INFORMATION STATEMENT
                                       OF
                                AUTEO MEDIA, INC.



                            #65 - 468 SEYMOUR STREET
                              VANCOUVER, BC V6H 3H1


                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                              OF AUTEO MEDIA, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY


     This Information Statement is being mailed or furnished to the stockholders of Auteo Media, Inc., a Nevada corporation (the "Company"), in connection with the previous approval by unanimous written consent on January 28, 2005 and February 3, 2005, of the Company's Board of Directors of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on February 18, 2005 of holders entitled to vote a majority of the aggregate shares of common stock par value $0.001 per share (the "Common Stock") of the Company representing 51.2% of the aggregate shares of Common Stock of the Company entitled to vote. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

     This Information Statement is first being mailed or furnished to the stockholders of the Company on or about March 11, 2005, and the transaction described herein shall not become effective until at least 20 days thereafter. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS


     The following corporate action was authorized by unanimous written consent of the Board of Directors of the Company on January 28, 2005, a copy of which is attached hereto as Exhibit A, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock as of February 18, 2005, which is attached hereto as Exhibit B:

     1. Approve and ratify entering into that certain Share Exchange Agreement of January 26, 2005.

     2. The approval of an amendment to the Company's Articles of Incorporation to authorize the Company to change its name from Auteo Media, Inc. to WorldStar Energy, Corp. and to increase the authorized common stock from 25,000,000 to 100,000,000 shares.

     The reasons for, and general effect of, the Amendment to the Articles of Incorporation is to change the name of the corporation to conform to the business proposed to be conducted and to provide for a sufficient number of shares to close the transaction. A form of the Amendment is attached hereto as Exhibit C.

     The Board of Directors of the Company knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of the Company's Common Stock.

                                     GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.


                           VOTE OBTAINED - NEVADA LAW


     Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as herein described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's Common Stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF


     As of February 18, 2005, there were 177,084 outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


     The following table sets forth, as of February 18, 2005, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock, and by all officers and directors as a group.


     Name and Address of        Number of shares of          Percentage of
     Beneficial Owner (1)       Common Stock Owned (2)       Voting Rights
     ____________________       ______________________       _____________

     Michael W. Kinley                    0                       0%


     All officers and directors
     as a group (one person)              0                       0%

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS


     The following action has been approved by the written consent of holders entitled to vote a majority of the aggregate shares of Common Stock of the
Company:


                                    ACTION 1


     The board of directors on January 28, 2005 adopted a resolution, by unanimous written consent, to approve and ratify entering into a Share Exchange Agreement with the shareholders of WorldStar Energy Corp., a private company incorporated in British Colombia, Canada and its shareholders, pursuant to which the parties agreed that the Company will acquire all of the issued and outstanding shares of stock of WorldStar Energy Corp. in exchange for the issuance in the aggregate of 31,000,000 of the Company's shares of common stock to the Shareholders.

     WorldStar Energy Corp.'s 80% owned subsidiary is PT MulbaStar International, an Indonesian company which intends to develop a menthol energy joint venture project in Indonesia. PT MulbaStar International is required to provide the construction financing and other project financing.

     The description of the transactions contemplated by the Share Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit D.

     The resolution adopted reads as follows:

     RESOLVED: That it is deemed to be in the best interest of this corporation to approve entering into that certain Share Exchange Agreement by and between WorldStar Energy Corp. a company incorporation in British Columbia, Canada and the shareholders of WorldStar Energy Corp. wherein shares of Common Stock will be issued and sold pursuant to said agreement, a copy of said agreement is attached hereto and made a part hereof by reference.

     RESOLVED: That the President, together with the Secretary or any other officer, be and each of them hereby is authorized, in the name and on behalf of the corporation to issue and sell shares of Common Stock of this corporation for the price and for the consideration and on such other terms that are proper as set forth in the Share Exchange Agreement.

     RESOLVED: That all shares of Common Stock when issued in accordance with the preceding resolutions shall be in all respects duly and validly issued, fully paid and non-assessable shares of Common Stock of the corporation.

     RESOLVED: That the officers of the corporation be, and each of them hereby is, authorized to execute and deliver all such further instruments and documents, in the name and on behalf of the corporation and under its corporate seal or otherwise, and to pay such expenses, and to do all such other acts and things as they may deem necessary in order to accomplish the purposes or carry out the intent of the foregoing resolutions.


                                    ACTION 2


                              AMENDMENT TO ARTICLES
                         OF INCORPORATION TO CHANGE NAME
                      AND INCREASE AUTHORIZED COMMON STOCK


     The board of directors adopted a resolution, by unanimous written consent, to amend the Company's Articles of Incorporation to change the name of the Company from Auteo Media, Inc. to WorldStar Energy Corp. and to authorize 100,000,000 shares of Common Stock of the Company for issuance. The amendment (the "Amendment") to the Company's Articles of Incorporation in the form attached hereto as Exhibit C, authorizes the name change and the increase from 25,000,000 shares of Common Stock to 100,000,000 shares of Common Stock of the Company.

     Paragraph FIRST of the Company's Articles of Incorporation will be amended in full to read as follows:

          FIRST: The Name of the corporation is: WorldStar Energy, Corp.

     Paragraph FOURTH of the Company's Articles of Incorporation will be deleted in its entirety and in lieu thereof the following language shall be inserted:

          FOURTH: That the number of shares of common stock which the Corporation shall have authority to issue is One Hundred Million Shares (100,000,000). The par value of each of such shares is $.001. All shares are one class and are shares of common stock. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

     The Company is authorizing the name change and adding additional shares of Common Stock to its authorized and unissued in connection with a the acquisition of WorldStar Energy Corp. A copy of the Share Exchange Agreement is attached as Exhibit D.

     The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.



                                    By Order of the Board of Directors

                                    /s/ MICHAEL W. KINLEY
                                    _____________________
                                    Michael W. Kinley
                                    President

Dated:  March 11, 2005
        Vancouver, BC.

                                    EXHIBIT A


                            UNANIMOUS WRITTEN CONSENT
                              OF THE SOLE DIRECTOR
                                       OF
                                AUTEO MEDIA, INC.


     The undersigned, constituting the sole member of the board of directors (the "Board") of Auteo Media, Inc., a Nevada corporation (the "Company"), adopts the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 78.315 of the Nevada Revised Statutes:



     1. RESOLVED: That it is deemed to be in the best interest of this corporation to approve entering into that certain Share Exchange Agreement by and between WorldStar Energy Corp. a company incorporation in British Columbia, Canada and the shareholders of WorldStar Energy Corp. wherein shares of Common Stock will be issued and sold pursuant to said agreement, a copy of said agreement is attached hereto and made a part hereof by reference.

     RESOLVED: That the President, together with the Secretary or any other officer, be and each of them hereby is authorized, in the name and on behalf of the corporation to issue and sell shares of Common Stock of this corporation for the price and for the consideration and on such other terms that are proper as set forth in the Share Exchange Agreement.

     RESOLVED: That all shares of Common Stock when issued in accordance with the preceding resolutions shall be in all respects duly and validly issued, fully paid and non-assessable shares of Common Stock of the corporation.

     RESOLVED: That the officers of the corporation be, and each of them hereby is, authorized to execute and deliver all such further instruments and documents, in the name and on behalf of the corporation and under its corporate seal or otherwise, and to pay such expenses, and to do all such other acts and things as they may deem necessary in order to accomplish the purposes or carry out the intent of the foregoing resolutions.




     2. RESOLVED: That Article FIRST of the Articles of Incorporation is amended to read in full as follows:

          FIRST: The Name of the corporation is: WorldStar Energy, Corp.

     3. RESOLVED: That Article FOURTH of the Articles of Incorporation is amended to read in full as follows:

          FOURTH: That the number of shares of common stock which the Corporation shall have authority to issue is One Hundred Million Shares (100,000,000). The par value of each of such shares is $.001. All shares are one class and are shares of common stock. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.



     IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 28th day of January 2005.


                                    _________________
                                    Michael W. Kinley

                                    EXHIBIT B


                         WRITTEN CONSENT OF THE MAJORITY
                             OF THE STOCKHOLDERS OF
                                AUTEO MEDIA, INC.


     The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.001 per share (the "Common Stock") of Auteo Media, Inc., a Nevada corporation (the "Company") of the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:



     1. RESOLVED: That it is deemed to be in the best interest of this corporation to approve entering into that certain Share Exchange Agreement by and between WorldStar Energy Corp. a company incorporation in British Columbia, Canada and the shareholders of WorldStar Energy Corp. wherein shares of Common Stock will be issued and sold pursuant to said agreement, a copy of said agreement is attached hereto and made a part hereof by reference.

     RESOLVED: That the President, together with the Secretary or any other officer, be and each of them hereby is authorized, in the name and on behalf of the corporation to issue and sell shares of Common Stock of this corporation for the price and for the consideration and on such other terms that are proper as set forth in the Share Exchange Agreement.

     RESOLVED: That all shares of Common Stock when issued in accordance with the preceding resolutions shall be in all respects duly and validly issued, fully paid and non-assessable shares of Common Stock of the corporation.

     RESOLVED: That the officers of the corporation be, and each of them hereby is, authorized to execute and deliver all such further instruments and documents, in the name and on behalf of the corporation and under its corporate seal or otherwise, and to pay such expenses, and to do all such other acts and things as they may deem necessary in order to accomplish the purposes or carry out the intent of the foregoing resolutions.

     2 Paragraph FIRST of the Company's Articles of Incorporation will be amended in full to read as follows:

          FIRST: The name of the corporation is: WorldStar Energy, Corp.

     3. Paragraph FOURTH of the Company's Articles of Incorporation will be deleted in its entirety and in lieu thereof the following language shall be inserted:

          FOURTH: That the number of shares of common stock which the Corporation shall have authority to issue is One Hundred Million Shares (100,000,000). The par value of each of such shares is $.001. All shares are one class and are shares of common stock. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.



     IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the 18th day of February, 2005.



                                    Shareholder Name__________________________

                                    Address:  ________________________________

                                    __________________________________________

                                    Number of Shares owned  __________________

                                    EXHIBIT C


                                     [FORM]


                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 -AFTER ISSUANCE OF STOCK)


1.   The current name of corporation is Auteo Media, Inc. (the "Corporation")

2. Paragraph FIRST of the Company's Articles of Incorporation will be amended in full to read as follows:

     FIRST:  The Name of the corporation is:  WorldStar Energy, Corp.

3. Paragraph FOURTH of the Company's Articles of Incorporation will be deleted in its entirety and in lieu thereof the following language shall be inserted:

     FOURTH: That the number of shares of common stock which the Corporation shall have authority to issue is One Hundred Million Shares (100,000,000). The par value of each of such shares is $.001. All shares are one class and are shares of common stock. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

4. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is 88,543.

     Executed this __ day of March, 2005 at Vancouver, B.C, Canada.





                                    __________________________________________

                                    EXHIBIT D


                            SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement, dated as of January 26, 2005, is made by and among Auteo Media, Inc. (the "Acquiror Company"), each of the Persons listed on Exhibit A hereto (collectively, the "Acquiror Company Shareholders", and individually an "Acquiror Company Shareholder"), each of the Persons listed on Exhibit B hereto (collectively, the "Shareholders", and individually a "Shareholder"), and WorldStar Energy Corp. (ACN 095 238 645), a company incorporated in British Columbia (the "Company").

                                   BACKGROUND

     The Shareholders have agreed to transfer to the Acquiror Company, and the Acquiror Company has agreed to acquire from the Shareholders, all of the Shares, which Shares constitute 100% of the outstanding capital stock of the Company, in exchange for 31,000,000 shares of the Acquiror Company's Common Stock to be issued on the Closing Date (the "Acquiror Company Shares"), which Acquiror Company Shares shall constitute approximately 99% of the issued and outstanding shares of Acquiror Company's Common Stock immediately after the closing of the transactions contemplated herein, in each case, on the terms and conditions as set forth herein.

                                    SECTION I
                                   DEFINITIONS

     Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     1.1 "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit C.

     1.2 "Acquired Companies" means, collectively, the Company (WorldStar Energy Corp. ) and the Company Subsidiaries, if any.

     1.3 "Acquiror Company Balance Sheet" means the Acquiror Company's audited balance sheet at December 31, 2004.

     1.4 "Acquiror Company Board" means the Board of Directors of the Acquiror Company and "Acquiror Company Shareholders" means any shareholder of the Acquiror Company who owns beneficially or of record in excess of twenty (20%) percent of the issued and outstanding common stock of the Acquiror Company. If there is no Acquiror Company Shareholders, all references to such are deem to be surplus and are of no force and effect.

     1.5 "Acquiror Company Common Stock" means the Acquiror Company's common stock, par value US $0.001 per share.

     1.6 "Acquiror Company Shares" means the Acquiror Company Common Stock being issued to the Shareholders pursuant hereto.

     1.7 "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

     1.8  "Agreement"  means  this  Share  Exchange  Agreement,   including  all
Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

     1.9 "Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Acquiror Company.

     1.10 "Closing Acquiror Company Shares" means the aggregate number of Acquiror Company Shares issuable to the Shareholders at the Closing Date.

     1.11 "Closing Date" has the meaning set forth in Section 3.

     1.12 "Code" means the Internal Revenue Code of 1986, as amended.

     1.13 "Common Stock" means the Company's common shares, US $.001 nominal or par value per share.

     1.14 "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

     1.15 "Company Board" means the Board of Directors of the Company.

     1.16 "Company Indemnified Party" has the meaning set forth in Section 10.3.

     1.17  "Company   Subsidiaries"   means  all  of  the  direct  and  indirect
Subsidiaries  of  the  Company,  including,   without  limitation,  PT  MubaStar
International (which entity is or will be an 80% subsidiary of the Company).

     1.18 "Covered Persons" means all Persons, other than Acquiror Company, who are parties to indemnification and employment agreements with Acquiror Company existing on or before the Closing Date.

     1.19 "Damages" has the meaning set forth in Section 10.3.

     1.20 "Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

     1.21 "Lurgi" means Lurgi AG, a company incorporated under the laws of the Republic of Germany and having its principal office in Frankfurt, Germany.

     1.22 "Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

     1.23 "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

     1.24 "Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

     1.25 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.26 "Exchange" has the meaning set forth in Section 2.1.

     1.27 "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

     1.28 "Exhibits" means the several exhibits referred to and identified in this Agreement.

     1.29 "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

     1.30 "Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

     1.31  "Indebtedness"  means any  obligation,  contingent or otherwise.  Any obligation  secured  by a  Lien  on,  or  payable  out of the  proceeds  of,  or
production  from,   property  of  the  relevant  party  will  be  deemed  to  be
Indebtedness.

     1.32 "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

     1.33 "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

     1.34 "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

     1.35 "Material Acquiror Company Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquiror Company Companies, of the type and nature that the Acquiror Company is required to file with the Commission.

     1.36 "Material Adverse Effect" means, when used with respect to the Acquiror Company Companies or the Acquired Company Companies, as the case may be, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the Acquiror Company Companies or the Acquired Companies, as the case may be, in each case taken as a whole or (b) materially impair the ability of the Acquiror Company or the Company, as the case may be, to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or
(iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Acquiror Company Companies or the Acquired Companies, as the case may be, operate.

     1.37 "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

     1.38 "Organizational Documents" means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b),
(c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

     1.39 "Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) Liens that would not have a Material Adverse Effect.

     1.40 "Person" means all natural  persons,  corporations,  business  trusts,
associations,   companies,  partnerships,  limited  liability  companies,  joint ventures and other entities, governments, agencies and political subdivisions.

     1.41 "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

     1.42 "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     1.43 "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

     1.44 "Schedule 14(f) Filing" means an information statement filed by the Acquiror Company on Schedule 14f-1 under the Exchange Act.

     1.45 "Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

     1.46 "SEC Documents" has the meaning set forth in Section 6.26.

     1.47 "Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

     1.48 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

     1.49 "Shares" means the 177,084 issued and outstanding ordinary shares of the Company.

     1.50 "Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

     1.51 "Survival Period" has the meaning set forth in Section 10.1.

     1.52 "Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

     1.53 "Tax Group" means any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which the Acquiror Company is now or was formerly a member.

     1.54 "Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     1.55   "Transaction   Documents"  means,   collectively,   all  agreements,
instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

     1.56 "U.S." means the United States of America.

     1.57 "U.S. Dollars" or "US $" means the currency of the United States of America.

     1.58 "U.S. Person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit D hereto.

                                   SECTION II
                   EXCHANGE OF SHARES AND SHARE CONSIDERATION

     2.1 SHARE EXCHANGE. At the Closing, each Shareholder shall transfer to the Acquiror Company the number of Shares set out forth in Exhibit B, and, in consideration therefor, subject to Section 2.2, Acquiror Company shall issue to such Shareholder the number of shares of Acquiror Company Common Stock so set forth (the "Exchange"). The total amount of Acquiror Company Common Stock to be issued to the Shareholders shall be 31,000,000 shares.

     2.2 WITHHOLDING. The Acquiror Company shall be entitled to deduct and withhold from the Acquiror Company Shares otherwise payable pursuant to this Agreement to any Shareholder such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, provincial or foreign tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Shareholder in respect of which such deduction and withholding was made.

     2.3 SECTION 368 REORGANIZATION. For U.S. federal income tax purposes, the Exchange is intended to constitute a "reorganization" within the meaning of
Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the Exchange as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated prior to the Closing Date has or may have on any such reorganization status. The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes, including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

     2.4 DIRECTORS OF ACQUIROR COMPANY AT CLOSING DATE. By the Closing Date the current directors of the Acquiror Company shall appoint John Nainggolan, and Drajat Hadiwijoyoas additional members of the Acquiror Company Board.

                                  SECTION III
                                  CLOSING DATE

     3.1 CLOSING DATE. The closing of the Exchange will occur on February 28, 2005 or at such later date as all of the closing conditions set forth in Sections 8 and 9 have been satisfied or waived (the "Closing Date").

                                   SECTION IV
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     4.1  GENERALLY.  Each  Shareholder,   severally  and  not  jointly,  hereby
represents and warrants to the Acquiror Company:

          4.1.1 AUTHORITY. Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and each of the Transaction Documents to which such Shareholder is a party have been, duly authorized, executed and delivered by such Shareholder and constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

          4.1.2  NO  CONFLICT.   Neither  the  execution  or  delivery  by  such
Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly,
(a) contravene, conflict with, or result in a violation of any provision of the Organization Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.

          4.1.3 OWNERSHIP OF SHARES. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror Company pursuant to this Agreement, such Shareholder's Shares free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares. At the Closing Date, the Acquiror Company will acquire good, valid and marketable title to such Shareholder's Shares free and clear of any and all Liens.

          4.1.4 LITIGATION. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

          4.1.5 NO BROKERS OR FINDERS. Except as disclosed in Schedule 4.1.5, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror Company harmless against any liability or expense arising out of, or in connection with, any such claim.

     4.2  INVESTMENT  REPRESENTATIONS.   Each  Shareholder,  severally  and  not
jointly, hereby represents and warrants to the Acquiror Company:

          4.2.1 ACKNOWLEDGMENT. Each Shareholder understands and agrees that the Acquiror Company Shares to be issued pursuant to has not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Company Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S.

          4.2.2 STATUS. By its execution of this Agreement, each Shareholder, severally and not jointly, represents and warrants to the Acquiror Company as indicated on its signature page to this Agreement, either that:

               (a) such Shareholder is an Accredited Investor; or

               (b) such Shareholder is not a U.S. Person.

               Each Shareholder severally understands that the Acquiror Company Shares are being offered and sold to such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror Company may determine the applicability and availability of the exemptions from registration of the Acquiror Company Shares on which the Acquiror Company is relying.

          4.2.3   ADDITIONAL   REPRESENTATIONS   AND  WARRANTIES  OF  ACCREDITED
INVESTORS. Each Shareholder indicating that such Shareholder is an Accredited Investor on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror Company set forth on Exhibit E.

          4.2.4 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF NON-U.S. PERSONS. Each Shareholder indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror Company set forth on Exhibit F.

          4.2.5 STOCK LEGENDS. Each Shareholder hereby agrees with the Acquiror Company as follows:

               (a) Securities Act Legend - Accredited Investors. The certificates evidencing the Acquiror Company Shares issued to those Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT
         (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO

         THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

               (b) SECURITIES ACT LEGEND - NON-U.S. PERSONS. The certificates evidencing the Acquiror Company Shares issued to those Shareholders who are not U.S. Persons, and each certificate issued in transfer thereof, will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT
         (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

               (c) OTHER LEGENDS. The certificates representing such Acquiror Company Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

               (d)  OPINION.  No  Shareholder  will  transfer  any or all of the
          Acquiror Company Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Shareholder's Acquiror Company Shares, without first providing the Acquiror Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

               (e) CONSENT. Each Shareholder understands and acknowledges that the Acquiror Company may refuse to transfer the Acquiror Company Shares, unless such Shareholder complies with this Section 4.2.5 and any other restrictions on transferability set forth in Exhibits E and
          F. Each Shareholder consents to the Acquiror Company making a notation on its records or giving instructions to any transfer agent of the Acquiror Company's Common Stock in order to implement the restrictions on transfer of the Acquiror Company Shares.

                                    SECTION V
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Acquiror Company as follows:

     5.1 ORGANIZATION AND QUALIFICATION. The Company is duly incorporated and validly existing under the laws of British Columbia, Canada, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be so organized, existing and in good standing or to have such authority or power will not, in the aggregate, either (i) have a material adverse effect on the business, assets, financial condition, or prospects of the Company, or (ii) materially impair the ability of the Company and the Shareholders each to perform their material obligations under this Agreement (any of such effects or impairments, a "Material Adverse Effect"). The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth on Schedule 5.1 is a list of those jurisdictions in which the Company presently conducts its business, owns, holds and operates its properties and assets.

     5.2 SUBSIDIARIES. Except as set forth on Schedule 5.2, the Company does not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise. Said
Schedule 5.2 contains a detailed description of the interest of the Company in the methonal project (sometimes "Venture") located in Indonesia, as described therein. Except for the finanancing referred to in Section 9.1.1 and 9.1.2 below, the the Venture has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, and to own, hold and operate its properties and assets as now owned, held and operated by it, or to be owned, held and operated upon payment pursuant to

     5.3 ARTICLES OF ASSOCIATION AND GOVERNING RULES. The Company does not have any Memorandum and Articles of Association and is governed by the replaceable rules under the Corporations Act. The Company is not in violation or breach of any of the provisions of the replaceable rules, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.

     5.4 AUTHORIZATION AND VALIDITY OF THIS AGREEMENT. The recording of the transfer of the Shares and the delivery of new certificates representing the Shares registered in the name of Acquiror Company are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

     5.5 NO VIOLATION. None of the execution, delivery or performance by the Company of this Agreement or any Transaction Document to which the Company is a party, nor the consummation by the Company of the transactions contemplated hereby violates any provision of its Organizational Documents, or violates or conflicts with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation of imposition of any Lien under, any agreement or instrument to which the Company is a party or by which the Company is or will be bound or subject, or violate any laws.

     5.6 BINDING OBLIGATIONS. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror Company, the Acquiror Company Shareholders and the Shareholders of the Company, this Agreement is and all agreements or instruments contemplated hereby to which the Company is a party, have been duly authorized, executed and delivered by the Company and are the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

     5.7 CAPITALIZATION AND RELATED MATTERS.

          5.7.1 CAPITALIZATION. The issued capital stock of the Company consists of _____ ordinary fully paid shares. Except as set forth in Schedule 5.7.1, there are no outstanding or authorized options, warrants, calls, subscriptions, rights (including any preemptive rights or rights of first refusal), agreements or commitments of any character obligating the Company to issue any ordinary shares or any other capital stock of the Company. All issued and outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

          5.7.2 NO REDEMPTION REQUIREMENTS. Except as set forth in Schedule 5.7.2, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

          5.7.3 DULY AUTHORIZED. The exchange of the Shares has been duly authorized, and the Shares have been validly issued and are fully paid and nonassessable.

     5.8 SHAREHOLDERS. Exhibit B contains a true and complete list of the names and addresses of the record and beneficial holders of all of the outstanding capital stock of the Company. Except as expressly provided in this Agreement, no holder of Shares or any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the shares or otherwise. There is no voting trust, agreement or arrangement among any of the Shareholders of any capital stock of the Company affecting the exercise of the voting rights of any such capital stock.

     5.9 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. Except as would not have a Material Adverse Effect, the business and operations of the Company have been and are being conducted in accordance with all applicable foreign, federal, state and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. Except as would not have a Material Adverse Effect, the Company is not, and is not alleged to be, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of its Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected. To the knowledge of the Company, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which the Company is a party is. The Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to the Company that materially and adversely affects in any way its business, properties, assets or prospects or that would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby or thereby.

     5.10 CERTAIN PROCEEDINGS. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated in this Agreement. To the Company's knowledge, no such Proceeding has been threatened.

     5.11 NO BROKERS OR FINDERS. No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company will indemnify and hold the Acquiror Company harmless against any liability or expense arising out of, or in connection with, any such claim.

     5.12 TITLE TO AND CONDITION OF PROPERTIES. The Company owns or holds under valid leases or other rights to use all real property, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted, except where the failure to own or hold such property, plants, machinery and equipment would not have a Material Adverse Effect on the Company.

     5.13 BOARD RECOMMENDATION. The Board has, by unanimous written consent, determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Shareholders.

                                   SECTION VI
           REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR COMPANY AND
                       THE ACQUIROR COMPANY SHAREHOLDERS

     The Acquiror Company and the Acquiror Company Shareholders, jointly and severally, represent and warrant to the Shareholders and the Company as follows:

     6.1 ORGANIZATION AND QUALIFICATION. The Acquiror Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. The Acquiror Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. The SEC Documents set forth a true, correct and complete list of the Acquiror Company's jurisdiction of organization and each other jurisdiction in which the Acquiror Company presently conducts its business or owns, holds and operates its properties and assets.

     6.2   SUBSIDIARIES.   The  Acquiror  Company  does  not  own,  directly  or
indirectly,   any  equity  or  other  ownership  interest  in  any  corporation, partnership, joint venture or other entity or enterprise.

     6.3 ORGANIZATIONAL DOCUMENTS. True, correct and complete copies of the Organizational Documents of the Acquiror Company have been delivered to the Company prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. The Acquiror Company is not in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not have a Material Adverse Effect.

     6.4 AUTHORIZATION. The Acquiror Company has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror Company is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror Company is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror Company is a party. The execution, delivery and performance by the Acquiror Company of this Agreement and each of the Transaction Documents to which the Acquiror Company is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Company Board or the stockholders of the Acquiror Company any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror Company of this Agreement and each of the Transaction Documents to which the Acquiror Company is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than (a) the Schedule 14(f) Filing, and (b) such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

     6.5 NO VIOLATION. Neither the execution nor the delivery by the Acquiror Company of this Agreement or any Transaction Document to which the Acquiror Company is a party, nor the consummation or performance by the Acquiror Company of the transactions contemplated hereby or thereby will, directly or indirectly,
(a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Acquiror Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Acquiror Company is a party or by which the properties or assets of the Acquiror Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which the Acquiror Company, or any of the properties or assets owned or used by the Acquiror
Company, may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by the Acquiror Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Acquiror Company, except, in the case of clause (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

     6.6 BINDING OBLIGATIONS. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror Company, this Agreement and each of the Transaction Documents to which the Acquiror Company is a party are duly authorized, executed and delivered by the Acquiror Company and constitutes the legal, valid and binding obligations of the Acquiror Company, enforceable against the Acquiror Company in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     6.7 SECURITIES LAWS. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4 and Exhibits E and F, the issuance of the Acquiror Company Shares pursuant to this Agreement are (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws.

     6.8 CAPITALIZATION AND RELATED MATTERS.

          6.8.1 CAPITALIZATION. The authorized capital stock of the Acquiror Company consists of 25,000,000 shares of the Acquiror Company's Common Stock, of which 177,084 shares are issued and outstanding. All issued and outstanding shares of the Acquiror Company's Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. At the Closing Date, the Acquiror Company will have sufficient authorized and unissued Acquiror Company's Common Stock to consummate the transactions contemplated hereby. Except as disclosed in the SEC Documents, there are no outstanding options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Acquiror Company to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock  or to  create,  authorize,  issue,  sell or  otherwise  cause  to  become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Acquiror Company. The issuance of all of the shares of Acquiror Company's Common Stock described in this Section 6.8.1 have been in compliance with U.S. federal and state securities laws.

          6.8.2 NO REDEMPTION REQUIREMENTS. Except as set forth in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Acquiror Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

          6.8.3 DULY AUTHORIZED. The issuance of the Acquiror Company Shares has been duly authorized and, upon delivery to the Shareholders of certificates therefor in accordance with the terms of this Agreement, the Acquiror Company Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

     6.9 COMPLIANCE WITH LAWS. Except as would not have a Material Adverse Effect, the business and operations of the Acquiror Company have been and are being conducted in accordance with all applicable Laws and Orders. Except as would not have a Material Adverse Effect, the Acquiror Company has not received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquiror Company and, to the knowledge of the Acquiror Company, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. Except as would not have a Material Adverse Effect, the Acquiror Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror Company, any event or circumstance relating to the Acquiror Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby.

     6.10 CERTAIN PROCEEDINGS. There is no pending Proceeding that has been commenced against the Acquiror Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Acquiror Company, no such Proceeding has been threatened.

     6.11 NO BROKERS OR FINDERS. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Acquiror Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror Company will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

     6.12 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in the SEC Documents, the Acquiror Company has no debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Acquiror Company) arising out of any transaction entered into at or prior to the Closing Date or any act or omission at or prior to the Closing Date, except to the extent set forth on or reserved against on the Acquiror Company Balance Sheet. All debts, obligations or liabilities with respect to directors and officers will be cancelled prior to the Closing. The Acquiror Company has not incurred any liabilities or obligations under agreements entered into, in the usual and ordinary course of business since January 1, 2004. The Acquiror Company Balance Sheet provides a true and fair view of the assets and liabilities (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to Acquiror Company) as at December 31, 2003.

     6.13 CHANGES. Except as set forth in the SEC Documents, the Acquiror Company has, since January 1, 2005:

          6.13.1 ORDINARY COURSE OF BUSINESS. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

          6.13.2 ADVERSE CHANGES. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would have a Material Adverse Effect;

          6.13.3 LOANS. Made any loans or advances to any Person;

          6.13.4 LIENS. Created or permitted to exist any Lien on any material property or asset of the Acquiror Company, other than Permitted Liens;

          6.13.5 CAPITAL STOCK. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

          6.13.6 DIVIDENDS. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

          6.13.7 MATERIAL ACQUIROR COMPANY CONTRACTS. Terminated or modified any Material Acquiror Company Contract, except for termination upon expiration in accordance with the terms thereof;

          6.13.8 CLAIMS. Released, waived or cancelled any claims or rights relating to or affecting the Acquiror Company in excess of US $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of US $10,000 in the aggregate;

          6.13.9 DISCHARGED LIABILITIES. Paid, discharged or satisfied any claim, obligation or liability in excess of US $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

          6.13.10 INDEBTEDNESS. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of US $10,000 in the aggregate, other than professional fees;

          6.13.11 GUARANTEES. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

          6.13.12 ACQUISITIONS. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

          6.13.13 ACCOUNTING. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

          6.13.14 AGREEMENTS. Except as set forth in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

     6.14 MATERIAL ACQUIROR COMPANY CONTRACTS. Except to the extent filed with the SEC Documents, the Acquiror Company has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of each written Material Acquiror Company Contract, including each amendment, supplement and modification thereto.

          6.14.1 NO DEFAULTS. Each Material Acquiror Company Contract is a valid and binding agreement of the Acquiror Company that is party thereto, and is in full force and effect. Except as would not have a Material Adverse Effect, the Acquiror Company is not in breach or default of any Material Acquiror Company Contract to which it is a party and, to the knowledge of the Acquiror Company, no other party to any Material Acquiror Company Contract is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any Material Acquiror Company Contract or (b) permit the Acquiror Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Acquiror Company Contract. The Acquiror Company has not received notice of the pending or threatened cancellation, revocation or termination of any Material Acquiror Company Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Acquiror Company Contract.

     6.15 EMPLOYEES.

          6.15.1 The Acquiror Company has no employees, independent contractors or other Persons providing research or other services to them. Except as would not have a Material Adverse Effect, the Acquiror Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. The Acquiror Company is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

          6.15.2 No director, officer or employee of the Acquiror Company is a party to, or is otherwise bound by, any contract (including any confidentiality, noncompetition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of the Acquiror Company or (b) the ability of the Acquiror Company to conduct its business. Except as set forth in the SEC Documents, each employee of the Acquiror Company is employed on an at-will basis and the Acquiror Company has no contract with any of its employees which would interfere with the Acquiror Company's ability to discharge its employees.

     6.16 TAX RETURNS AND AUDITS.

          6.16.1 TAX RETURNS. The Acquiror Company has filed all material Tax Returns required to be filed by or on behalf of the Acquiror Company and have paid all material Taxes of the Acquiror Company required to have been paid (whether or not reflected on any Tax Return). Except as set forth in the SEC Documents, (a) no Governmental Authority in any jurisdiction has made a claim, assertion or threat to the Acquiror Company that the Acquiror Company is or may be subject to taxation by such jurisdiction; (b) there are no Liens with respect to Taxes on the Acquiror Company's property or assets other than Permitted Liens; and (c) there are no Tax rulings, requests for rulings, or closing agreements relating to the Acquiror Company for any period (or portion of a period) that would affect any period after the date hereof.

          6.16.2 NO ADJUSTMENTS, CHANGES. The Acquiror Company nor any other Person on behalf of the Acquiror Company (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or
(b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

          6.16.3 NO DISPUTES. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of the Acquiror Company, nor is any such claim or dispute pending or contemplated. The Acquiror Company has delivered to the Company true, correct and complete copies of all Tax Returns, if any, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquiror Company since their inception and any and all correspondence with respect to the foregoing.

          6.16.4 NOT A U.S. REAL PROPERTY HOLDING CORPORATION. The Acquiror Company is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          6.16.5 NO TAX ALLOCATION, SHARING. The Acquiror Company is not a party to any Tax allocation or sharing agreement. Other than with respect to the Tax Group of which the Acquiror Company is the common parent, the Acquiror Company
(a) has been a member of a Tax Group filing a consolidated income Tax Return under Section 1501 of the Code (or any similar provision of state, local or foreign law), and (b) has any liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise.

          6.16.6 NO OTHER ARRANGEMENTS. The Acquiror Company is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. The Acquiror Company is not a "consenting corporation" within the meaning of Section 341(f) of the Code. The Acquiror Company does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or
(h), respectively of the Code. The Acquiror Company does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, the Acquiror Company has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. The Company is not a party to any reportable transaction within the meaning of Treasury Regulation
Section 1.6011-4.

     6.17 MATERIAL ASSETS. The financial statements of the Acquiror Company set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by the Acquiror Company.

     6.18 INSURANCE COVERAGE. The Acquiror Company has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of any insurance policies maintained by the Acquiror Company on its properties and assets. Except as would not have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquiror Company for all risks normally insured against by a Person carrying on the same business as such Acquiror Company, and (b) are sufficient for compliance with all applicable Laws and Material Acquiror Company Contracts. Except as would not have a Material Adverse Effect, all of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as set forth in the SEC Documents, the Acquiror Company has not received
(a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no pending claims with respect to the Acquiror Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified the Acquiror Company that they intend to deny liability. There is no existing default under any such insurance policies.

     6.19 LITIGATION; ORDERS. Except as set forth in the SEC Documents, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror Company, threatened against or affecting the Acquiror Company or the Acquiror Company's properties, assets, business or employees. To the knowledge of the Acquiror Company, there is no fact that might result in or form the basis for any such Proceeding. The Acquiror Company is not subject to any Orders.

     6.20 LICENSES. Except as would not have a Material Adverse Effect, the Acquiror Company possesses from the appropriate Governmental Authority all licenses, permits, authorizations, approvals, franchises and rights that are necessary for the Acquiror Company to engage in its business as currently conducted and to permit the Acquiror Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "Acquiror Company Permits"). The Acquiror Company has not received notice from any Governmental Authority or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for the Acquiror Company to engage in its business as currently conducted and to permit the Acquiror Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Acquiror Company Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Acquiror Company Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Acquiror Company Permit. The Acquiror Company has not received notice from any Governmental Authority or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Acquiror Company Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Acquiror Company Permit. All applications required to have been filed for the renewal of such Company Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Acquiror Company Permits have been duly made on a timely basis with the appropriate Persons. All Acquiror Company Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

     6.21 INTERESTED PARTY TRANSACTIONS. No officer, director or stockholder of the Acquiror Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Acquiror Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquiror Company any goods or services; or (2) a beneficial interest in any contract or agreement to which the Acquiror Company is a party or by which it may be bound or affected.

     6.22 GOVERNMENTAL INQUIRIES. The Acquiror Company has provided to the Company a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by the Acquiror Company from any Governmental Authority, and the Acquiror Company's response thereto, and each material written statement, report or other document filed by the Acquiror Company with any Governmental Authority.

     6.23 BANK ACCOUNTS AND SAFE DEPOSIT BOXES. The Acquiror Company does not use a deposit or financial account, a lock box, or a safety deposit box, in its business as presently conducted.

     6.24 INTELLECTUAL PROPERTY. The Acquiror Company does not own, use or license any Intellectual Property in its business as presently conducted, except as set forth in the SEC Documents.

     6.25 TITLE TO AND CONDITION OF PROPERTIES. Except as would not have a Material Adverse Effect, the Acquiror Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Acquiror Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

     6.26 SEC DOCUMENTS;  FINANCIAL  STATEMENTS.  The Acquiror Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three (3) years preceding the date hereof (or such shorter period as the Acquiror Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Acquiror Company is a party or to which the property or assets of the Acquiror Company are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Acquiror Company included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the
Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Acquiror Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Acquiror Company's Common Stock is listed on the OTC Bulletin Board, and the Acquiror Company is not aware of any facts which would make the Acquiror Company's Common Stock ineligible for quotation on the OTC Bulletin Board.

     6.27 STOCK OPTION PLANS; EMPLOYEE BENEFITS.

          6.27.1 The Acquiror Company has no stock option plans providing for the grant by the Acquiror Company of stock options to directors, officers or employees.

          6.27.2  The  Acquiror   Company  has  no  employee  benefit  plans  or
arrangements covering their present and former employees or providing benefits to such persons in respect of services provided the Acquiror Company.

          6.27.3 Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of the Acquiror Company, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from the Acquiror Company, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No agreement, arrangement or other contract of the Acquiror Company provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of the Acquiror Company.

     6.28 ENVIRONMENTAL AND SAFETY MATTERS. Except as set forth in the SEC Documents and except as would not have a Material Adverse Effect:

          6.28.1 The Acquiror Company has at all time been and is in compliance with all Environmental Laws applicable to the Acquiror Company.

          6.28.2 There are no Proceedings pending or threatened against the Acquiror Company alleging the violation of any Environmental Law or Environmental Permit applicable to the Acquiror Company or alleging that the Acquiror Company is a potentially responsible party for any environmental site contamination.

          6.28.3 Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to the Acquiror Company.

     6.29 MONEY LAUNDERING LAWS. The operations of the Acquiror Company is and has been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no Proceeding involving the Acquiror Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Acquiror Company, threatened.

     6.30 BOARD RECOMMENDATION. The Acquiror Company Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror Company's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

                                  SECTION VII
                       COVENANTS OF THE ACQUIROR COMPANY

     7.1 RULE 144 REPORTING. Subject to the Acquiror Company Shareholders not being in material breach of the warranties and representations in Section 6, with a view to making available to the Acquiror Company's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Company Common Stock to the public without registration, from and after the Closing Date, the Acquiror Company agrees to:

          7.1.1 Make and keep public information available, as those terms are understood and defined in Rule 144; and

          7.1.2 File with the Commission, in a timely manner, all reports and other documents required of the Acquiror Company under the Exchange Act.

     7.2 SEC DOCUMENTS. From and after the Closing Date, in the event the Commission notifies the Acquiror Company of its intent to review any SEC Document filed prior to the Closing Date or the Acquiror Company receives any oral or written comments from the Commission with respect to any SEC Document filed prior to the Closing Date, the Acquiror Company shall promptly notify the Acquiror Company Shareholders and the Acquiror Company Shareholders shall fully cooperate with the Acquiror Company.

                                  SECTION VIII
                  CONDITIONS PRECEDENT OF THE ACQUIROR COMPANY

     The Acquiror Company's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror Company at the Closing Date is subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived by the Acquiror Company, in whole or in part):

     8.1 ACCURACY OF REPRESENTATIONS. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental

Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

     8.2 PERFORMANCE BY THE COMPANY AND SHAREHOLDERS.

          8.2.1 All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

          8.2.2 Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement must have been delivered.

     8.3 NO FORCE MAJEURE EVENT. There shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

     8.4 CERTIFICATE OF OFFICER. The Company will have delivered to the Acquiror Company a certificate executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 8.1, 8.2, and 8.3.

     8.5 CERTIFICATE OF SHAREHOLDERS. Each Shareholder will have delivered to the Acquiror Company a certificate executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 8.1 and 8.2.

     8.6 CONSENTS.

          8.6.1 All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror Company.

          8.6.2 Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Acquiror Company not less than ten
(10) days prior to the Closing Date. No Proceeding occasioned by the Section 14(f) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

     8.7 DOCUMENTS. The Company and the Shareholders must deliver to the Acquiror Company at the Closing (i) share certificates evidencing the number of Shares held by each Shareholder (as set forth in Exhibit A), along with executed


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


share transfer forms transferring such Shares to the Acquiror Company together with a certified copy of a board resolution of the Company approving the registration of the transfer of such shares to Acquiror Company (subject to Closing and payment of stamp duty), (ii) each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed, (iii) and such other documents as the Acquiror Company may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 8.1, (B) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (C) evidencing the satisfaction of any condition referred to in this Section, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

     8.8 NO PROCEEDINGS. There must not have been commenced or threatened against the Acquiror Company, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or
(b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

     8.9 NO CLAIM REGARDING STOCK OWNERSHIP OR CONSIDERATION. There must not have been made or threatened by any Person any claim asserting that such Person
(a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other stock, voting, equity, or ownership interest in, the Company, or (b) is entitled to all or any portion of the Acquiror Company Shares.

                                   SECTION IX
                       CONDITIONS PRECEDENT OF THE COMPANY
                              AND THE SHAREHOLDERS

     The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company in advance of or at the Closing Date are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived by the Company and the Shareholders jointly, in whole or in part):

     9.1 PROVISION OF FUNDING.

          9.1.1 BRIDGE FINANCING. The Company or PT MubaStar International will arrange for up to $350,000,000 bridge or construction financing prior to the Closing Date, being 70% of the estimated construction cost.

          9.1.2 PRIVATE PLACEMENT FINANCING. The Company shall arrange a private placement financing sufficient to complete the Venture, or up to US$150,000,000 in addition to the financing referred to in 9.1.1 above. The private placement shall close on the Closing Date and may be subject to the completion of this Agreement.

     9.2 ACCURACY OF REPRESENTATIONS. The representations and warranties of the Acquiror Company and Acquiror Company Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror Company and Acquiror Company Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

     9.3 PERFORMANCE BY THE ACQUIROR COMPANY.

          9.3.1 All of the covenants and obligations that the Acquiror Company and Acquiror Company Shareholders are required to perform or to comply with pursuant to this Agreement (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

          9.3.2 Each document required to be delivered by the Acquiror Company and Acquiror Company Shareholders pursuant to this Agreement must have been delivered.

     9.4 NO FORCE MAJEURE EVENT. There shall not have been any delay, error, failure or interruption in the conduct of the business of the Acquiror Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

     9.5 CERTIFICATE OF OFFICER. The Acquiror Company will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror Company, certifying the satisfaction of the conditions specified in Sections 9.2, 9.3, and 9.4.

     9.6 CERTIFICATE OF ACQUIROR COMPANY SHAREHOLDERS. The Acquiror Company Shareholders will have delivered to the Company a certificate, dated the Closing Date, executed by such Acquiror Company Shareholder, if a natural person or an authorized officer of the Acquiror Company Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.2 and 9.3.

     9.7 CONSENTS.

          9.7.1 All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror Company for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror Company.

          9.7.2 Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Acquiror Company not less than ten
(10) days prior to the Closing Date. No Proceeding occasioned by the Section 14(f) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

     9.8 DOCUMENTS. The Acquiror Company must have caused the following documents to be delivered to the Company and/or the Shareholders:

          9.8.1 share certificates evidencing each Shareholder's pro rata share of the Closing Acquiror Company Shares (as set forth in Exhibit B);

          9.8.2 a Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the Organizational Documents of the Acquiror Company, (B) the resolutions of the Acquiror Company Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror Company is a party;

          9.8.3 a Certificate of Good Standing of the Acquiror Company;

          9.8.4 each of the Transaction Documents to which the Acquiror Company is a party, duly executed; and

          9.8.5 such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror Company pursuant to Section 9.1, (ii) evidencing the performance by the Acquiror Company of, or the compliance by the Acquiror Company with, any covenant or obligation required to be performed or complied with by the Acquiror Company, (iii) evidencing the satisfaction of any condition referred to in this
Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

     9.9 NO PROCEEDINGS. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror Company, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the date of this Agreement) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

     9.10 NO CLAIM REGARDING STOCK OWNERSHIP OR CONSIDERATION. There must not have been made or threatened by any Person any claim asserting that such Person is the holder of, or has the right to acquire or to obtain beneficial ownership of the Acquiror Company Common Stock or any other stock, voting, equity, or ownership interest in, the Acquiror Company.

                                    SECTION X
                            INDEMNIFICATION; REMEDIES

     10.1 SURVIVAL. All representations, warranties, covenants, and obligations in this Agreement shall expire on the first (1st) anniversary of the date this Agreement is executed (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

     10.2 INDEMNIFICATION BY THE ACQUIROR COMPANY SHAREHOLDERS. From and after the execution of this Agreement until the expiration of the Survival Period, each of ____________, ________ and ________ (together, the "Principal Acquiror Company Shareholders") shall indemnify and hold harmless the Acquiror Company, Company and the Shareholders (collectively, the "Company Indemnified Parties"), from and against any Damages arising, directly or indirectly, from or in connection with:

          (a) any breach of any representation or warranty made by the Acquiror Company or the Acquiror Company Shareholders in this Agreement or in any certificate delivered by the Acquiror Company pursuant to this Agreement;

          (b) any breach by the Acquiror Company or the Acquiror Company Shareholders of any covenant or obligation of the Acquiror Company in this Agreement required to be performed by the Acquiror Company or the Acquiror Company Shareholders on or prior to the Closing Date; or

          (c) any and all losses, claims, damages, or liabilities against the Acquiror Company or the Acquiror Company Shareholders, occurring on or prior to the Closing Date.

     10.3 LIMITATIONS ON AMOUNT - THE ACQUIROR COMPANY. No Company Indemnified Party shall be entitled to indemnification pursuant to Section 10.3, unless and until the aggregate amount of Damages to all Company Indemnified Parties with respect to such matters under Section 10.4 exceeds US $20,000, at which time, the Company Indemnified Parties shall be entitled to indemnification for the total amount of such Damages in excess of US $20,000.

     10.4 DETERMINING DAMAGES. Materiality qualifications to the representations and warranties of the Company and the Acquiror Company shall not be taken into account in determining the amount of Damages occasioned by a breach of any such representation and warranty for purposes of determining whether the baskets set forth in Section 10.3 has been met.

                                   SECTION XI
                               GENERAL PROVISIONS

     11.1 EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     11.2 PUBLIC ANNOUNCEMENTS. The Acquiror Company shall promptly, but no later than three (3) days following the effective date of this Agreement, issue a press release disclosing the transactions contemplated hereby. Prior to the Closing Date, the Company and the Acquiror Company shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

     11.3 CONFIDENTIALITY.

          11.3.1 Subsequent to the date of this Agreement, the Acquiror Company, the Acquiror Company Shareholders the Shareholders and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

          11.3.2 In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of Section 11.3.1, the party requested or required to make the disclosure (the "disclosing party") shall provide the party that provided such information (the "providing party") with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 11.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the providing party's information.

          11.3.3 If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

     11.4 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

If to WorldStar Energy Corp.:              with a copy to
c/o WorldStar Energy Corp.





Attention:  _____________, President       Attention:
Telephone No.:                             Telephone No.:
Facsimile No.:                             Facsimile No.:

                                           with an additional copy:
                                           1880 Century Park East, Suite 300
                                           Los Angeles, California 90067

                                           Attention:  Ronald J. Stauber
                                           Telephone No.:  310-556-0080
                                           Facsimile No.:  310-556-3687

If to ________________:
                                           with a copy to

     11.5 ARBITRATION. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the City of Las Vegas, Nevada in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

     11.6 FURTHER ASSURANCES. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     11.7 WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     11.8 ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

     11.9 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Except as set forth in Section 7.1 and Section 10.3, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     11.10 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     11.11 SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     11.12 GOVERNING LAW. This Agreement will be governed by the laws of the State of Nevada without regard to conflicts of laws principles.

     11.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.


ACQUIROR COMPANY:                          THE COMPANY:

AUTEO MEDIA, INC.                          WORLDSTAR ENERGY CORP.

Signed:                                    Signed:
       __________________________                 ______________________

Printed name:  Michael W. Kinley           Printed name:  Taj Mohamed

Title: __________________________          Title:


SHAREHOLDER:                                ACQUIROR COMPANY SHAREHOLDER:

_________________________________          Signed:

Signed:__________________________          Printed name:

Printed name:

                                           ACQUIROR COMPANY SHAREHOLDER:
SHAREHOLDER:
                                           Signed:

                                           Printed name:
Signed:

Printed name:

Title:

                           COUNTERPART SIGNATURE PAGE
                    (FOR ISSUANCES PURSUANT TO REGULATION S)


         IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                                ENTITY NAME:




                                                By:
                                                   _____________________________
                                                      Name:
                                                      Title:


OFFSHORE DELIVERY INSTRUCTIONS:


PRINT EXACT NAME IN WHICH YOU WANT
THE SECURITIES TO BE REGISTERED

Attn:
                  ____________________________________________

Address:
                  ____________________________________________





Phone No.
                  ____________________________________________

Facsimile No.
                  ____________________________________________

                           COUNTERPART SIGNATURE PAGE

                    (FOR ISSUANCES PURSUANT TO SECTION 4(2))


         IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                               ENTITY NAME:




                                               By:
                                                  ______________________________
                                                     Name:
                                                     Title:

Circle the category under which you are an "accredited investor" pursuant to Exhibit C:


1        2        3        4        5       6        7        8



PRINT EXACT NAME IN WHICH YOU WANT
THE SECURITIES TO BE REGISTERED

Attn:
                  ____________________________________________

Address:
                  ____________________________________________

                  ____________________________________________

                  ____________________________________________

Phone No.         ____________________________________________

Facsimile No.     ____________________________________________

                                    SCHEDULES


                  Schedule 5.1              Company Jurisdiction
                  Schedule 5.2              Company Subsidiaries
                  Schedule 5.7.1            Capitalization of the Company
                  Schedule 5.7.2            Company Redemption Requirements

                                    EXHIBIT A
                          ACQUIROR COMPANY SHAREHOLDERS


________________________________________________________________________________

 NAME AND ADDRESS OF ACQUIROR                         NUMBER OF SHARES HELD
     COMPANY SHAREHOLDER                               BY ACQUIROR COMPANY
                                                           SHAREHOLDER
________________________________________________________________________________

Michael W. Kinley


________________________________________________________________________________



________________________________________________________________________________



________________________________________________________________________________

                                    EXHIBIT B
               SHARES AND ACQUIROR COMPANY SHARES TO BE EXCHANGED


________________________________________________________________________________

NAME AND ADDRESS OF      NUMBER OF SHARES TO BE          NUMBER OF ACQUIROR
    SHAREHOLDER         DELIVERED BY SHAREHOLDER     COMPANY SHARES TO BE ISSUED
                                                           TO SHAREHOLDER
________________________________________________________________________________



________________________________________________________________________________



________________________________________________________________________________


________________________________________________________________________________



________________________________________________________________________________

                                    EXHIBIT C

                       DEFINITION OF "ACCREDITED INVESTOR"


The term "accredited investor" means:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2)      A private business  development  company as defined in Section  202(a)
         (22) of the Investment  Advisers Act of 1940.

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

(4)      A director or executive officer of the Acquiror Company.

(5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds US $1,000,000.

(6) A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7) A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

(8) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

                                    EXHIBIT D

                           DEFINITION OF "U.S. PERSON"


(1)  "U.S. person" (as defined in Regulation S) means:

     (i)  Any natural person resident in the United States;

     (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

     (iii) Any estate of which any executor or administrator is a U.S. person;

     (iv) Any trust of which any  trustee  is a U.S.  person;

     (v)  Any agency or branch of a foreign entity located in the United States;

     (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     (vii)Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(3) Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

     (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

     (ii) The estate is governed by foreign law.

(4) Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(5) Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6) Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

     (i)  The agency or branch operates for valid business reasons; and

     (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                    EXHIBIT E

                       ACCREDITED INVESTOR REPRESENTATIONS


Each Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Acquiror Company as follows:

1. Such Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

3. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Company Shares.

4. Such Shareholder understands the various risks of an investment in the Acquiror Company Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Company Shares.

5. Such Shareholder has had access to the Acquiror Company's publicly filed reports with the SEC.

6. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror Company that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Company Shares.

7.   Such  Shareholder has been afforded the opportunity to ask questions of and
     receive  answers   concerning  the  Acquiror  Company  and  the  terms  and
     conditions of the issuance of the Acquiror Company Shares.

8. Such Shareholder is not relying on any representations and warranties concerning the Acquiror Company made by the Acquiror Company or any officer, employee or agent of the Acquiror Company, other than those contained in this Agreement.

9. Such Shareholder is acquiring the Acquiror Company Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

10. Such Shareholder will not sell or otherwise transfer the Acquiror Company Shares, unless either (a) the transfer of such securities is registered under the Securities Act or (b) an exemption from registration of such securities is available.

11. Such Shareholder understands and acknowledges that the Acquiror Company is under no obligation to register the Acquiror Company Shares for sale under the Securities Act.

12. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Company Shares substantially in the form set forth in Section 4.2.5(a).

13. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14. Such Shareholder understands and acknowledges that the Acquiror Company Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror Company that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

15. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Company Shares.

                                    EXHIBIT F

                         NON U.S. PERSON REPRESENTATIONS


Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror Company as follows:

1. At the time of (a) the offer by the Acquiror Company and (b) the acceptance of the offer by such Shareholder, of the Acquiror Company Shares, such Shareholder was outside the United States.

2. No offer to acquire the Acquiror Company Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3. Such Shareholder is not purchasing the Acquiror Company Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4. Such Shareholder will make all subsequent offers and sales of the Acquiror Company Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or
     (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Company Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5. Such Shareholder is acquiring the Acquiror Company Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6. Such Shareholder has no present plan or intention to sell the Acquiror Company Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Company Shares and is not acting as a Distributor of such securities.

7. Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Company Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Company Shares substantially in the form set forth in Section 4.2.5(b).

9. Such Shareholder is not acquiring the Acquiror Company Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Company Shares.

12. Such Shareholder understands the various risks of an investment in the Acquiror Company Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Company Shares.

13. Such Shareholder has had access to the Acquiror Company's publicly filed reports with the SEC. 14. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror Company that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Company Shares.

15.  Such  Shareholder has been afforded the opportunity to ask questions of and
     receive  answers   concerning  the  Acquiror  Company  and  the  terms  and
     conditions of the issuance of the Acquiror Company Shares.

16. Such Shareholder is not relying on any representations and warranties concerning the Acquiror Company made by the Acquiror Company or any officer, employee or agent of the Acquiror Company, other than those contained in this Agreement.

17. Such Shareholder will not sell or otherwise transfer the Acquiror Company Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18. Such Shareholder understands and acknowledges that the Acquiror Company is under no obligation to register the Acquiror Company Shares for sale under the Securities Act.

19. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20. Such Shareholder understands and acknowledges that the Acquiror Company Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror Company that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Company Shares.